Exhibit 10.9

EXECUTION COPY

REVOLVING PLEDGE AGREEMENT

REVOLVING PLEDGE AGREEMENT, dated as of February 13, 2008 (this “Agreement”), among CHILL INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), CHILL ACQUISITION, INC., a Delaware corporation (which on the Closing Date shall be merged with and into GOODMAN GLOBAL, INC., a Delaware corporation, with GOODMAN GLOBAL, INC. surviving such merger as the borrower, the “Borrower”), each of the subsidiaries of the Borrower listed on Schedule 1 hereto (each such subsidiary, individually, a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; and together with Holdings and the Borrower, collectively, the “Pledgors”), and GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, (1) Holdings and the Borrower have entered into a revolving loan credit agreement, dated as of February 13, 2008 (the “Revolving Credit Agreement”), with the lending institutions from time to time party thereto (the “Lenders”), BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC, and GENERAL ELECTRIC CAPITAL CORPORATION, as Joint Lead Arrangers, BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC, CALYON NEW YORK BRANCH and GENERAL ELECTRIC CAPITAL CORPORATION, as Joint Bookrunners, and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer, pursuant to which the Lenders have severally agreed to make loans to the Borrower and the Letter of Credit Issuers have agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein and (2) one or more Cash Management Banks may from time to time provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party or any Restricted Subsidiary (clauses (1) and (2), collectively, the “Extensions of Credit”);

WHEREAS, pursuant to the Revolving Guarantee, dated as of February 13, 2008 (the “Revolving Guarantee”), Holdings and each of the Subsidiary Pledgors has agreed to guarantee, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

WHEREAS, each Subsidiary Pledgor is a Domestic Subsidiary of the Borrower;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to Holdings and the Subsidiary Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit;

WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Revolving Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, (1) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 2 and issued by the entities named therein (such Equity Interests, together with all other Equity Interests required to be pledged pursuant to Section 9.11 of the Revolving Credit Agreement (the “After-acquired Shares”), are referred to collectively herein as the “Pledged Shares”), and (2) each of the Pledgors is the legal and beneficial owner of the promissory notes, chattel paper and instruments evidencing Indebtedness owed to it described in Schedule 2 and issued by the entities named therein (such notes and instruments, together with any other Indebtedness owed to any Pledgor hereafter and required to be pledged pursuant to Section 9.11 of the Revolving Credit Agreement (the “After-acquired Debt”), are referred to collectively herein as the “Pledged Debt”), in each case as such schedule may be amended pursuant to Section 9.11 of the Revolving Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Agents and the Lenders and the Letter of Credit Issuers to enter into the Revolving Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Revolving Credit Agreement and to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party or any Restricted Subsidiary, the Pledgors hereby agree with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein (including terms used in the preamble and the recitals) shall have the meanings given to them in the Revolving Credit Agreement and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “NY UCC”) and not defined herein or in the Revolving Credit Agreement shall have the meanings specified therein (and if defined in more than one article of the NY UCC, shall have the meaning specified in Article 9 thereof); the term “instrument” shall have the meaning specified in Article 9 of the NY UCC.

(b) The rules of construction and other interpretive provisions specified in Sections 1.2, 1.5, 1.6 and 1.7 of the Revolving Credit Agreement shall apply to this Pledge Agreement, including terms defined in the preamble and recitals hereto.

(c) The following terms shall have the following meanings:

“After-acquired Shares” shall have the meaning assigned to such term in the recitals hereto.

“After-acquired Debt” shall have the meaning assigned to such term in the recitals hereto.

“Agreement” shall have the meaning assigned to such term in the preamble hereto.

“Borrower” shall have the meaning assigned to such term in the preamble hereto.

“Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.

“Equity Interests” shall mean shares, interests, participations or other equivalents (however designated) of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Excluded Capital Stock” shall have the meaning assigned to the term “Excluded Capital Stock” in the Revolving Credit Agreement.

“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.

“Holdings” shall have the meaning assigned to such term in the preamble hereto.

“Intercreditor Agreement” shall have the meaning assigned to such term in the Revolving Credit Agreement.

“Lenders” shall have the meaning assigned to such term in the recitals hereto.

“Obligations” shall have the meaning assigned to the term “Obligations” in the Revolving Credit Agreement.

“Pledged Debt” shall have the meaning assigned to such term in the recitals hereto.

“Pledged Shares” shall have the meaning assigned to such term in the recitals hereto.

“Pledgors” shall have the meaning assigned to such term in the preamble hereto.

“Revolving Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Revolving Credit Documents” shall mean the “Credit Documents” as defined in the Revolving Credit Agreement.

“Revolving Guarantee” shall have the meaning assigned to such term in the recitals hereto.

“Secured Debt Documents” shall mean, collectively, the Revolving Credit Documents and each Secured Cash Management Agreement entered into with a Cash Management Bank.

“Secured Parties” shall have the meaning assigned to the term “Secured Parties” in the Revolving Credit Agreement. “Subsidiary Pledgors” shall have the meaning assigned to such term in the preamble hereto.

“Securities Act” shall have the meaning assigned to such term in Section 12(e).

“Term Loan Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Term Loan Collateral Agent” shall have the meaning assigned to the term “Collateral Agent” in the Term Loan Credit Agreement.

“Term Loan Credit Documents” shall have the meaning assigned to the term “Credit Documents” in the Term Loan Credit Agreement.

“Term Loan Credit Agreement” shall mean the Term Loan Credit Agreement, dated as of the date hereof, among Holdings, the Borrower, the lenders from time to time party thereto, GECC, as Administrative Agent and Collateral Agent, Barclays Capital, the investment banking division of Barclays Bank PLC and Calyon New York Branch, as Joint Lead Arrangers and Barclays Capital, the investment banking division of Barclays Bank PLC, Calyon New York Branch and GECC, as Joint Bookrunners, as such agreement may be amended, restated, waived, replaced (whether or not upon termination and whether with the original lenders or otherwise), refinanced, restructured, renewed, extended or otherwise modified from time to time.

“Term Loan Liens” shall mean Liens granted in favor of the Secured Parties (as defined in the Term Loan Credit Agreement) pursuant to the Term Loan Credit Documents.

“Term Loan Pledge Agreement” shall mean the Term Loan Pledge Agreement dated as of February 13, 2008 , among Holdings, the Borrower, each of the subsidiaries of the Borrower party thereto and General Electric Capital Corporation, as collateral agent for the Secured Parties (as defined in the Term Loan Pledge Agreement).

“Termination Date” shall mean the date on which all Obligations are paid in full in cash (other than Cash Management Obligations under Secured Cash Management Agreements or contingent indemnification obligations) and the Total Commitments and all Letters of Credit are terminated (other than Letters of Credit that have been cash collateralized on terms satisfactory to the applicable Letter of Credit Issuer following the termination of the Commitments).

(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Pledgor, shall refer to such Pledgor’s Collateral or the relevant part thereof.

2. Grant of Security. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Pledgor hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in and to all of the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Collateral”):

(a) the Pledged Shares held by such Pledgor and the certificates, if any, representing such Pledged Shares and any interest of such Pledgor, including all interests documented in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares; provided that the Pledged Shares under this Agreement shall not include any Excluded Capital Stock;

(b) the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

(c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2;

(d) subject to Section 8, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and

(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any Pledgor or the Collateral Agent from time to time with respect to any of the Collateral.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

3. Security for the Obligations. This Agreement secures the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed to the Collateral Agent or the Secured Parties under the Secured Debt Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Pledgor.

4. Delivery of the Collateral. (a) All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time after the occurrence and during the continuation of an Event of Default and without notice to any Pledgor (except as otherwise expressly provided herein), to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares. After the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Shares registered in the name of such Pledgor. After the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to exchange the certificates representing Pledged Shares for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each delivery of Collateral (including any After-acquired Shares and After-acquired Debt) shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which shall be attached hereto as part of Schedule 2 and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of such pledge of such securities. Each schedule so delivered shall supersede any prior schedules so delivered.

(b) As soon as practicable and in any event within 60 days of the Closing Date, or such later date as the Collateral Agent may reasonably determine after any request for extension by the Borrower, each relevant Pledgor shall execute any document or agreement and shall carry out any formality or perfection steps that are required in connection with the pledge over Pledged Shares issued by Goodman Company Canada which the Collateral Agent reasonably determines is necessary under any relevant Applicable Law to create a perfected first priority security interest in such Collateral, securing the payment of the Obligations, in favor of the Collateral Agent, for the ratable benefit of the Secured Parties enforceable vis-à-vis third parties.

5. Representations and Warranties. Each Pledgor represents and warrants to the Collateral Agent and each other Secured Party that:

(a) Schedule 2 hereto (i) correctly represents as of the date hereof (A) the issuer, the issuer’s jurisdiction of formation, the certificate number, if any, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the issuer’s jurisdiction, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes, all Equity Interests, debt securities and promissory notes required to be pledged pursuant to Section 9.11 of the Revolving Credit Agreement and Section 9(b) hereof. Except as set forth on Schedule 2, the Pledged Shares represent all of the issued and outstanding Equity Interests of each class of Equity Interests (or 65% of all of the issued and outstanding voting Equity Interests in the case of pledges of Equity Interests in Foreign Subsidiaries) in the issuer on the date hereof.

(b) Such Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for the Liens created by this Agreement and the Liens created by the Term Loan Pledge Agreement.

(c) As of the date of this Agreement, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d) Except for restrictions and limitations imposed by the Term Loan Credit Documents, the Revolving Credit Documents or securities laws generally and except as described in the Perfection Certificate, the Collateral is freely transferable and assignable, and none of the Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder.

(e) No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).

(f) The execution and delivery by such Pledgor of this Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral and, upon the earlier of (i) delivery of such Collateral to the Collateral Agent in accordance with this Agreement and (ii) the filing of the applicable Uniform Commercial Code financing statements described in Section 3.3(a) of the Security Agreement, shall create a perfected first priority security interest in such Collateral, securing the payment of the Obligations, in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(g) The pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein.

(h) Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(i) The issuers listed on Schedule 2 are the only Subsidiaries of such Pledgor as of the Closing Date (with the exception of AsureCare Corp., a Florida corporation, which is a direct subsidiary of Goodman Company, L.P.).

(j) The Pledged Debt constitutes all of the outstanding Indebtedness for money borrowed or for the deferred purchase price of property owed to such Pledgor as of the Closing Date and required to be pledge hereunder or pursuant to Section 9.11 of the Revolving Credit Agreement.

6. Certification of Limited Liability Company Interests, Limited Partnership Interests and Pledged Debt. (a) Unless otherwise consented to by the Collateral Agent, Equity Interests required to be pledged hereunder in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall either (i) be represented by a certificate, and in the Organizational Documents of such Domestic Subsidiary the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the Uniform Commercial Code:

“The [partnership/limited liability company] hereby irrevocably elects that all [partnership/membership] interests in the [partnership/limited liability company] shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing [partnership/membership] interests in the [partnership/limited liability company] shall bear the following legend: “This certificate evidences an interest in [name of [partnership/limited liability company]] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”

or (ii) not have elected to be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code and shall not be represented by a certificate.

(b) Subject to the limitations set forth herein and in Section 9.11 of the Revolving Credit Agreement, each Pledgor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of $2,500,000 (individually) owed to any Pledgor and required to be pledged pursuant to the Revolving Credit Agreement to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

7. Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any Applicable Law, or which the Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

8. Voting Rights; Dividends and Distributions; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the other Secured Debt Documents; provided that such voting and other rights shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Shares or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Revolving Credit Agreement or any other Revolving Credit Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

(b) Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Agreement, any and all dividends, distributions, redemptions, principal and interest made or paid in respect of the Collateral to the extent not prohibited by any Secured Debt Document; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

(c) Upon written notice to the Pledgors by the Collateral Agent following the occurrence and during the continuation of an Event of Default:

(i) all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuation of such Event of Default; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following the occurrence and during the continuation of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Borrower has delivered to the Collateral Agent a certificate to that effect, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Collateral Agent under Section 8(a)(ii) shall be reinstated);

(ii) all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuation of such Event of Default. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall repay to each Pledgor (without interest) and each Pledgor shall be entitled to receive, retain and use all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);

(iii) all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsements); and

(iv) in order to permit the Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i), and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii), such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request.

(d) Any notice given by the Collateral Agent to the Pledgors suspending their rights under paragraph (c) of this Section 8 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (b) of this Section 9 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

9. Transfers and Other Liens; Additional Collateral; Etc. Each Pledgor shall:

(a) not (i) except as expressly permitted by the Revolving Credit Agreement (including pursuant to waivers and consents thereunder), sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Agreement and the Term Loan Pledge Agreement; provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Revolving Credit Agreement (including pursuant to waivers and consents thereunder) and such assets are or include any of the Collateral, the Collateral Agent shall release such Collateral to such Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale in accordance with Section 13.17 of the Revolving Credit Agreement and with Section 14 hereof;

(b) pledge and, if applicable, cause each Domestic Subsidiary required to become a party hereto to pledge, to the Collateral Agent for the benefit of the Secured Parties, immediately upon acquisition thereof, all After-acquired Shares and After-acquired Debt required to be pledged pursuant to Section 9.11 of the Revolving Credit Agreement, in each case pursuant to a supplement to this Agreement substantially in the form of Annex A hereto or such other form reasonably satisfactory to the Collateral Agent (it being understood that the execution and delivery of such a supplement shall not require the consent of any Pledgor hereunder and that the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement); and

(c) defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than the Lien created by this Agreement and the Lien created by the Term Loan Pledge Agreement), however arising, and any and all Persons whomsoever and, subject to Section 13.17 of the Revolving Credit Agreement and Section 14 hereof, to maintain and preserve the Lien and security interest created by this Agreement until the Termination Date.

10. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuation of an Event of Default, that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

11. The Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

12. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY UCC (whether or not the NY UCC applies to the affected Collateral) and also may without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any other Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Collateral Agent or such other Secured Party may, subject to (x) the satisfaction in full of all payments due pursuant to Section 12(b)(i) and (y) the ratable satisfaction of the Obligations in accordance with Section 12(b), pay the purchase price by crediting the amount thereof against the Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 12 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

(b) The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt as follows:

(i) first, to the payment of all reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, the other Security Documents or any of the Obligations, including all court costs and the reasonable and documented fees and out-of-pocket expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Security Document on behalf of any Pledgor and any other reasonable and documented out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Security Document;

(ii) second, to the Secured Parties, an amount equal to all Obligations owing to them on the date of any such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof; and

(iii) third, any surplus then remaining shall be paid to the Pledgors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c) The Collateral Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

(d) All payments received by any Pledgor after the occurrence and during the continuation of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

(e) If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to this Section 12, each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Pledged Shares, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”) and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(f) If the Collateral Agent determines to exercise its right to sell any or all of the Collateral, upon written request, each Pledgor shall, from time to time, furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act and rules of the SEC, as the same are from time to time in effect.

13. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Except for the termination of a Pledgor’s Obligations hereunder as expressly provided in Section 14, each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Secured Debt Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable Secured Debt Document, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower (to the extent such demand is in respect of any Obligations owing by the Borrower) or any other Pledgor or pledgor, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any other Pledgor or pledgor or any release of the Borrower or any other Pledgor or pledgor shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuation of any legal proceedings.

14. Continuing Security Interest; Assignments Under the Secured Debt Documents; Release. (a) This Agreement and the security interests granted hereunder shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns, until the Termination Date, notwithstanding that from time to time prior to the Termination Date the Pledgors may be free from any Obligations.

(b) A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the pledge of such Subsidiary Pledgor shall be automatically released upon the consummation of any transaction permitted by the Revolving Credit Agreement as a result of which such Subsidiary Pledgor ceases to be a Restricted Domestic Subsidiary of the Borrower or otherwise becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Revolving Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Revolving Credit Agreement (other than to another Pledgor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 13.1 of the Revolving Credit Agreement, the obligations of such Pledgor with respect to such Collateral shall be automatically released and such Collateral sold free and clear of the Lien and security interests created hereby.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

15. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Pledgor or any substantial part of its property, or otherwise, all as though such payments had not been made.

16. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Revolving Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Revolving Credit Agreement.

17. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “PDF” or “TIFF” file)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Collateral Agent and the Borrower.

18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

19. Integration. This Agreement represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Debt Documents.

20. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor(s) and the Collateral Agent in accordance with Section 13.1 of the Revolving Credit Agreement.

(b) Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.

(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

21. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

22. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, except pursuant to a transaction expressly permitted by the Revolving Credit Agreement.

23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER REVOLVING CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

24. Submission to Jurisdiction; Waivers. Each of the Pledgors hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, and the other Revolving Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in Section 16 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right of the Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Collateral Agent or any other Secured Party to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.

25. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

26. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder, in each case, with respect to the Term Loan Collateral and the Term Loan Liens are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement with respect to the Term Loan Collateral and the Term Loan Liens, the provisions of the Intercreditor Agreement shall control.

27. Obligations of Pledgors. So long as the Term Loan Collateral Agent is acting as bailee and non-fiduciary agent for perfection on behalf of the Collateral Agent pursuant to the terms of the Intercreditor Agreement, any obligation of any Pledgor in this Agreement that requires (or any representation or warranty hereunder to the extent that it would have the effect of requiring) delivery of Collateral to, or the possession or control of Collateral with, the Collateral Agent shall be deemed complied with and satisfied (or, in the case of any representation or warranty hereunder, shall be deemed to be true) if such delivery of Collateral is made to, or such possession or control of Collateral is with, the Term Loan Collateral Agent.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

CHILL INTERMEDIATE HOLDINGS, INC., as Pledgor

By:
Name:
Title:

[ABL Pledge Agreement]

CHILL ACQUISITION, INC.,
as Pledgor,

By:
Name:
Title:

[ABL Pledge Agreement]

GOODMAN APPLIANCE HOLDING COMPANY, as Pledgor

By:
Name:
Title:

GOODMAN CANADA, L.L.C., as Pledgor,

By:
Name:
Title:

GOODMAN COMPANY, L.P., as Pledgor,

By:
Name:
Title:

GOODMAN DISTRIBUTION SOUTHEAST, INC., as Pledgor,

By:
Name:
Title:

GOODMAN DISTRIBUTION, INC., as Pledgor,

By:
Name:
Title:

[ABL Pledge Agreement]

GOODMAN GLOBAL HOLDINGS, INC., as Pledgor,

By:
Name:
Title:

GOODMAN GLOBAL, INC., as Pledgor,

By:
Name:
Title:

GOODMAN HOLDING COMPANY, as Pledgor,

By:
Name:
Title:

GOODMAN HOLDING COMPANY, L.L.C., as Pledgor,

By:
Name:
Title:

GOODMAN II HOLDINGS COMPANY, L.L.C., as Pledgor,

By:
Name:
Title:

[ABL Pledge Agreement]

GOODMAN MANUFACTURING COMPANY, L.P., as Pledgor,

By:
Name:
Title:

GOODMAN MANUFACTURING I LLC, as Pledgor,

By:
Name:
Title:

GOODMAN MANUFACTURING II LLC, as Pledgor,

By:
Name:
Title:

GOODMAN SALES COMPANY, as Pledgor,

By:
Name:
Title:

NITEK ACQUISITION COMPANY, L.P., as Pledgor,

By:
Name:
Title:

[ABL Pledge Agreement]

QUIETFLEX HOLDING COMPANY, as Pledgor,

By:
Name:
Title:

QUIETFLEX MANUFACTURING COMPANY, as Pledgor,

By:
Name:
Title:

[ABL Pledge Agreement]

The undersigned hereby confirms that, as a result of its merger with Chill Acquisition, Inc., it hereby assumes all of the rights and obligations of Chill Acquisition, Inc. under this Agreement (in furtherance of, and not in lieu of, any assumption or deemed assumption by operation of law) and hereby agrees to be joined to this Agreement as a Pledgor hereunder

GOODMAN GLOBAL, INC.,

By:
Name:
Title:

[ABL Pledge Agreement]

SCHEDULE 1

TO SUPPLEMENT NO. [    ]

TO THE REVOLVING

PLEDGE AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent,

By:
Name:
Title: